U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 7, 2007

PARAFIN CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Nevada	0-9071	74-2026624
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)	Identification No.)

5190 Neil Road - Suite 430, Reno, Nevada	89502
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 613-3131

_______________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the
Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the
Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-
2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-
4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

On March 7, 2007, the Registrant sold 12,000,000 units of its securities (the “Units”) to Rukos Security Advice A.G. of Frankfurt, Germany, under a Regulation S offering. The Units, which had a purchase price of $0.05, were comprised of one share of the Company’s common stock and two three year common stock purchase warrants with an exercise price of $0.06. At the time of the purchase the Company’s common stock was trading on the OTCBB at $.065 per share. Rukos purchased the units on behalf of its clients in Germany, all of whom are non-US persons as defined in Rule 902(o) under the Securities Act of 1933, as amended. The total consideration received for this transaction was $600,000. No commissions were paid in connection with this sale. The proceeds of this financing will be used for general working capital purposes.

The Registrant now has a total of 116,338,152 shares issued and outstanding.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On March 7, 2007, the Company appointed DeJoya Griffiths & Co. Of Henderson, Nevada as its independent auditor to replace George Brenner, C.P.A. who was forced to resign for health related reasons.

During the Company's two (2) most recent fiscal years and any subsequent interim period preceding the resignation, the Company has had no disagreements with George Brenner on any matter of accounting principals or practices, financial statement disclosure or auditing scope or procedure.

No accountant's report on the financial statements for either of the past two (2) years contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles. The following qualification appeared in the most recent report:

“The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has suffered losses from operations and has an accumulated deficit that raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are described in Note 12. The financial statements do not include any adjustments that might result from the outcome of this uncertainty..”

An almost identical qualification as a footnote to the prior year’s financial statements..

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.-

Exhibit No.	Description
-----------	-----------

16.1 Letter on change of certifying accountant pursuant to Regulation S-B Section 304(a)(3).

To be filed by amendment

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ParaFin Corporation

Dated: March 12, 2007	By: /s/ Sidney B. Fowlds
Sidney B. Fowlds, President